Offerings - Offering: 1	Jan. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 230,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 31,763.00
Offering Note	(1) Calculated solely for purposes of determining the filing fee. The purchase price of the 0.00% Convertible Senior Notes due 2028 (the "Notes"), as described herein, is US$1,000 per US$1,000 principal amount outstanding. As of January 9, 2026, there was US$230,000,000.00 aggregate principal amount of Notes outstanding, resulting in an aggregate maximum purchase price of US$230,000,000.00 (excluding any accrued and unpaid special interest, if and to the extent such special interest is payable pursuant to the terms of the Indenture). (2) The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and equals US$138.10 for each US$1,000,000 of the value of the transaction.